Exhibit 10.3

FORM OF JOINDER

JOINDER TO
REVENUE LOAN AND SECURITY AGREEMENT

Reference is made to that certain Amended and Restated Loan Agreement dated as of August 31, 2021 (the “Agreement”), by and between Teal Drones, Inc., a Delaware corporation and Decathlon Alpha IV, L.P., a Delaware limited partnership (“Lender”). Capitalized terms used but not defined herein have the meanings given to them in the Agreement, as amended.

This joinder agreement (this “Joinder”), dated as of August 31, 2021, is delivered by Red Cat Holdings, Inc., a Nevada corporation (“Red Cat” or “Guarantor”).

By executing and by delivering this Joinder, as provided in Section 5.8 of the Agreement, each Guarantor hereby becomes a party to the Agreement, as amended from time to time, in the same manner and with the same force and effect as if such Guarantor were an original signatory to the Agreement as a party thereto for the following purposes: (i) such Guarantor shall be deemed to be a “Company Entity” for all purposes under the Agreement, (ii) such Guarantor shall be deemed to have granted a security interest to Lender as contemplated under Section 2.4 of the Agreement in all of such Guarantor’s Collateral described in Schedule 11.1 of the Agreement, and Lender will be permitted to take such actions and make such filings as are contemplated in Section 2.4 of the Agreement with respect to such Guarantor for the such Guarantor’s Collateral; and (iii) such Guarantor acknowledges and agrees that it is subject to and shall comply with all covenants and agreements applicable to a Company Entity as set forth in the Agreement. such Guarantor hereby further agrees to deliver such other documents that Lender may reasonably request pursuant to the Agreement.

Each Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3.1 of the Agreement applicable to a Company Entity is true and correct in all material respects on and as of the date hereof as if made on and as of such date.

Signature page follows

GUARANTOR:

Red cat holdings, inc.

By:________________________
Jeffrey Thompson, CEO